Exhibit 10.3
SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is dated as of May 8, 2012, and entered into by and between SONOMA GRANDE TULSA, LLC, a Delaware limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement, dated as of February 15, 2012 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase Agreement, dated as of March 19, 2012 (the “First Amendment”, and together with the Original Purchase Agreement, collectively, the “Purchase Agreement”).

WHEREAS, Seller and Buyer desire to modify the Purchase Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Extension Period. The parties hereto agree that this Amendment shall constitute notice to Seller that Buyer has elected to extend the Closing as provided for in the Purchase Agreement to a date after May 16, 2012 (as more particularly described in Section 2 below), and that no further action or notice is required to be delivered by Buyer to Seller in accordance therewith.

2.Closing Date. Notwithstanding anything to the contrary provided for in the Purchase Agreement, the parties hereto acknowledge and agree that the “Closing Date” shall occur on a date that is on or before May 31, 2012.

3.Miscellaneous.

a.Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

b.Partial Invalidity. If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

c.No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

d.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

e.Entire Agreement; No Other Modification. This Amendment is the final expression of, and contains the entire agreement among, the parties hereto with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed each party hereto. Except as expressly modified by this Amendment, all terms and conditions of the Purchase Agreement, together with any and all exhibits thereto, shall remain unmodified and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control.

f.Counterparts. This Amendment may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. A signature scanned and sent by facsimile and/or e-mail shall be binding as an original signature.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SELLER

SONOMA GRANDE TULSA, LLC,
a Delaware limited liability company

By:    FDC Development JV, LLC,
a Delaware limited liability company,
its sole member

By:     Flournoy Development Company, LLC,
a Georgia limited liability company,
its manager

By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy
President

BUYER

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio
Secretary

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